SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K/A



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported) June 17, 1998



                           ONE VALLEY BANCORP, INC.
            (Exact name of registrant as specified in its charter)


         West Virginia             0-10042            55-0609408
 (State or other jurisdiction    (Commission       (I.R.S. Employer
       of incorporation)         File Number)     Identification No.)


              One Valley Square, Charleston, West Virginia  25326
                   (Address of principal executive offices)
                                  (Zip Code)



                                (304) 348-7000
             (Registrant's telephone number, including area code)


                                Not applicable
  (Former name, address, and fiscal year, if changed since last report)

                          One Valley Bancorp, Inc.

     One Valley Bancorp, Inc. ("One Valley") hereby amends its current report on Form 8-K dated June 17, 1998, to reflect the independent auditor's signature on the report of independent auditors, as required by Rule 302 of Regulation S-T, which was inadvertently omitted. The report of independent auditors was included with the information under Item 5, Other Events.



Item 5.     Other Events

                         Report of Independent Auditors

The Board of Directors and Shareholders
One Valley Bancorp, Inc.

     We have audited the accompanying consolidated balance sheets of One Valley Bancorp, Inc. and subsidiaries (One Valley) as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of One Valley's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of FFVA Financial Corporation and subsidiary, a wholly-owned subsidiary, which statements reflect total assets constituting 11% in 1997 and 1996 and total income constituting 11% in 1997, 1996, and 1995 of the related consolidated totals. Those statements were audited by other auditors whose report has been furnished to us and our opinion, insofar as it relates to data included for FFVA Financial Corporation and subsidiary, is based solely on the report of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of One Valley Bancorp, Inc. and subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

January 21, 1998, except for
Notes A, D, and M, as to which
the date is June 15, 1998

                                                  /S/ Ernst & Young LLP

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        One Valley Bancorp, Inc.


DATE  January 11, 1999

                                        BY  /s/ Laurance G. Jones
                                            Laurance G. Jones
                                            (Executive Vice President &
                                              Chief Financial Officer)